Fair Value of Financial Instruments	12 Months Ended
Mar. 31, 2024
Fair value measurement [Abstract]
Fair Value of Financial Instruments	Fair Value of Financial Instruments

Accounting Policy

Fair Value Hierarchy

Financial instruments recorded at fair value are classified using a hierarchy that categorizes into three levels the inputs to valuation techniques used to measure fair value. The three levels of hierarchy are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3 - Inputs for the asset or liability that are not based on observable market data.

The individual fair values attributed to the different components of a financing transaction, notably marketable securities, derivative financial instruments, convertible debentures and loans, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and derive estimates. Significant judgment is also used when attributing fair values to each component of a transaction upon initial recognition, measuring fair values for certain instruments on a recurring basis and disclosing the fair values of financial instruments subsequently carried at amortized cost. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of instruments that are not quoted or observable in an active market.

Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Fair Value Method
Financial Instruments Measured at Fair Value
Marketable securities	Closing market price of common shares as of the measurement date (Level 1)
Derivatives	Closing market price (Level 1) or Black-Scholes, Binomial, Monte-Carlo & FINCAD valuation model (Level 2 or 3)
Contingent consideration payable	Discounted cash flow model (Level 3)
Other long term liability	Discounted cash flow model (level 3)
Derivative liability	Closing market price of warrants (Level 1) or Kynex valuation model (Level 2)
Financial Instruments Measured at Amortized Cost
Cash and cash equivalents, restricted cash, accounts receivable, loans receivable	Carrying amount (approximates fair value due to short-term nature)
Accounts payable and accrued liabilities, other current and long-term liabilities	Carrying amount (approximates fair value due to short-term nature)
Lease receivable, convertible debentures, loans and borrowings, and lease liabilities.	Carrying value discounted at the effective interest rate approximates fair value

The following is a continuity schedule of contingent consideration payable:

	Thrive	Bevo	Total
	$	$	$
Balance, June 30, 2022	14,371	—	14,371
Additions	451	2,902	3,353
Unrealized loss from changes in fair value	(4,882)	(355)	(5,237)
Payments		—	—
Balance, March 31, 2023	9,940	2,547	12,487
Additions	275	—	275
Unrealized gain from changes in fair value	(10,215)	—	(10,215)
Realized gain from changes in fair value	—	459	459
Payments	—	(3,006)	(3,006)
Balance, March 31, 2024	—	—	—

The Company’s contingent consideration payable is measured at fair value based on unobservable inputs and is considered a Level 3 financial instrument. The determination of the fair value of these liabilities is primarily driven by the Company’s expectations of the respective subsidiaries achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration. If the probabilities of achieving the milestones decreased by 10%, the estimated fair value of the contingent consideration would decrease by nil (March 31, 2023 – $1.0 million). If the discount rates increased or decreased by 5%, the estimated fair value of contingent consideration would increase or decrease by nil (March 31, 2023 – $0.7 million).
The carrying values of the financial instruments at March 31, 2024 are summarized in the following table:

	Amortized cost	FVTPL	Total
	$	$	$
Financial Assets
Cash and cash equivalents	113,439	—	113,439
Restricted cash	65,782	—	65,782
Accounts receivable, excluding sales taxes and lease receivable	41,440	—	41,440
Marketable securities	—	4,036	4,036
Derivative assets	—	760	760
Loans receivable	—	—	—
Lease receivable	8,803	—	8,803
Financial Liabilities
Accounts payable and accrued liabilities	58,563	—	58,563
Lease liabilities	47,532	—	47,532
Derivative liabilities	—	2,309	2,309
Loans and borrowings	57,259	—	57,259

The following is a summary of financial instruments measured at fair value segregated based on the various levels of inputs:

	Notes	Level 1	Level 2	Level 3	Total
		$	$	$	$
As at March 31, 2024
Marketable securities	7	4,036	—	—	4,036
Derivative assets		—	760	—	760
Other long term liability		591	—	45,519	46,110
Derivative liabilities	18(c), 19(e)	1,698	611	—	2,309

As at March 31, 2023
Derivative assets		—	7,114	135	7,249
Contingent consideration payable(1)		—	—	12,487	12,487
Other long term liability		409	—	47,638	48,047
Derivative liabilities	18(c), 19(e)	9,634	—	—	9,634
(1) The Company’s contingent consideration payable is measured at fair value based on unobservable inputs and is considered a Level 3 financial instrument. The determination of the fair value of these liabilities is primarily driven by the Company’s expectations of the respective subsidiaries achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration.

During the year ended March 31, 2024, certain marketable securities were reclassified from Level 2 to Level 1 hierarchy (Note 6(b)).
Other long term liability includes the put option arising from the acquisition of Bevo (Note 12). The put option is valued at using a Monte Carlo simulation. The determination relies on forecasted information, of which the significant assumptions used within the model are revenue, cost of sales and operating expenses. As at March 31, 2024, the present value of the amount payable on exercise of the put option was $45.5 million which is recorded in other long term liability in the consolidated statements of financial position. The change of $0.2 million is recorded in deficit in the consolidated statements of financial position.